UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications  pursuant to Rule 425 under the Securities Act

☐            Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐            Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 7.01.   REGULATION FD DISCLOSURE

The Company has provided certain supplemental financial information that can be accessed directly at http://www.monsterworldwide.com/restated Q306.pdf or through the Company’s Investor Relations website at http://ir.monsterworldwide.com. This information is attached hereto as Exhibit 99.1. This information replaces the financial information previously posted on the Company’s investor relations website on September 5, 2006.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1	Supplemental Financial Information.

(All other items on this report are inapplicable.)

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ CHARLES BAKER
Charles Baker
Chief Financial Officer

Dated: January 12, 2007